UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 4, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a NV ENERGY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511) (775) 834-4011

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed by NV Energy, Inc., a Nevada corporation (“NVE” or the “Company”) in connection with a Memorandum of Understanding (the “Memorandum of Understanding”) regarding the settlement of certain litigation relating to the previously announced Agreement and Plan of Merger, dated as of May 29, 2013 and as amended from time to time (the “Merger Agreement”), by and among NVE, MidAmerican Energy Holdings Company, an Iowa corporation (“MidAmerican”) and Silver Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of MidAmerican (“Merger Sub”). The Merger Agreement provides for, among other things, the acquisition of NVE by MidAmerican through the merger (the “Merger”) of Merger Sub with and into NVE, with NVE surviving as a wholly owned subsidiary of MidAmerican at the effective time of the Merger.

Settlement of Certain Litigation

As previously reported by NVE, most recently in the discussion beginning on page 58 of its definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 20, 2013 (the “Proxy Statement”), a lawsuit captioned Resnik v. NV Energy, Inc., et al., Case No. A-13-683080-B was filed in the Eighth Judicial District Court in Clark County, Nevada against NVE and members of NVE’s board of directors on June 6, 2013. The lawsuit also named Merger Sub as a defendant. The Resnik complaint was amended on July 16, 2013 and added MidAmerican as a defendant. On June 7, 2013, June 10, 2013, July 12, 2013 and August 16, 2013, four additional complaints (Sparks v. NV Energy, Inc., et al., Case No. A-13-683174-B, Hirte v. NV Energy, Inc., et al., Case No. A-13-683278-B, Sare v. NV Energy, Inc., et al., Case No. A-13-685078-B, and Sciabacucchi v. NV Energy, Inc. et al., Case No. A-13-687140-B, respectively) were filed in the Eighth Judicial District Court in Clark County, Nevada. The Sare complaint was voluntarily dismissed. The Resnik, Sparks, Hirte and Sciabacucchi cases were consolidated in Department XI of the Eighth Judicial District Court in Clark County, Nevada under the caption In re NV Energy, Inc. Shareholder Litigation, Case No. A-13-683080-B (the “Litigation”).

On September 4, 2013, the parties to the Litigation entered into the Memorandum of Understanding providing for the settlement of the Litigation, subject to certain confirmatory discovery by the plaintiffs in the Litigation and subject to the approval of the Eighth Judicial District Court in Clark County, Nevada.

NVE believes that no further disclosure is required to supplement the Proxy Statement under applicable laws; however, to avoid the risk that the Litigation may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending the Litigation, NVE has agreed, pursuant to the terms of the Memorandum of Understanding, to make certain supplemental disclosures to the Proxy Statement as set forth below.

The supplemental disclosures to the Proxy Statements set forth in this Current Report on Form 8-K should be read alongside the Proxy Statement, and to the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, this Current Report on Form 8-K is more current. Defined terms used but not otherwise defined herein have the meanings set forth in the Proxy Statement.

Supplements to the Proxy Statement

The following disclosure supplements and restates the second paragraph on page 27 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

Since its engagement, Lazard has met regularly with NVE’s management and has periodically met with, and provided strategic advice to, our board of directors. As part of the periodic meetings with Lazard, our board of directors was provided information regarding the possibility of acquiring certain other companies and the possibility of merging with or being acquired by certain other companies, as well as certain other possible strategic transactions and alternatives, including the possibility of returning additional capital to our stockholders (through repurchases of NVE common stock or through dividend increases) and organic investment initiatives. Our board of directors was also provided with information regarding developments in the utility industry generally, including specifically in or affecting the southwestern United States.

The following disclosure supplements and restates the third paragraph on page 27 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

During this period, while our board of directors received information regarding possible strategic alternatives and transactions, NVE focused on its management plan and related stand-alone options for achieving its long-term strategic goals of providing cost effective and reliable energy solutions to NVE’s customers and increasing stockholder value, including through regulatory and legislative initiatives, such as policy proposals to shut down coal plants and invest in new renewable energy and natural gas generation (which we refer to as “NVision”). The proposed NVision legislation (and the NVision legislation that became effective on June 11, 2013) permitted utilities to recover certain costs related to NVision, including costs related to the construction of renewable or natural gas generation assets and the retirement of coal generation assets. Under the proposed NVision legislation (that subsequently became effective), the Company would be required to (i) retire or eliminate 800 MW of coal-fired generating capacity in three phases, with the final phase occurring no later than December 31, 2019, (ii) partially replace the capacity of such coal plants by (a) constructing or acquiring and owning 50 MW of renewable generation capacity and (b) issuing requests for proposals for energy from renewable generating facilities with a total capacity of 300 MW and (iii) construct or acquire and own generating facilities with a capacity of 550 MW, among other measures.

The following disclosure supplements and restates the fourth paragraph on page 27 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

On July 24, 2012, and pursuant to our board of directors’ continued willingness to receive information about potential strategic alternatives, Michael W. Yackira, our President and Chief Executive Officer and a member of our board of directors, had a conversation with the Chief Executive Officer of a third party that the Company believed might be interested in discussing a possible merger of equals with the Company, and, during such conversation, Mr. Yackira invited the Chief Executive Officer of the third party to discuss a possible strategic transaction with NVE in the future. The Chief Executive Officer of the third party did not indicate any interest in a possible transaction during this conversation or subsequently, and no further conversations took place between Mr. Yackira and this third party regarding a potential strategic transaction.

The following disclosure supplements and restates the second paragraph on page 29 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

Representatives of Lazard indicated that MidAmerican was potentially a favorable acquirer, including because any MidAmerican offer was likely to be an all-cash offer, which would eliminate the exposure of NVE stockholders to a decline in industry stock price trading multiples, other industry risks at a time of an attractive valuation for NVE, risks contained in NVE’s management plan and the risks to which NVE stockholders would be exposed in owning shares of stock of another company. By contrast, representatives of Lazard discussed that Company B had already indicated that the consideration for any potential transaction with Company B would likely consist largely or entirely of stock of Company B. Representatives of Lazard also discussed various illustrative valuation ranges potentially associated with certain strategic alternatives based on certain assumptions, including a possible transaction with Company B. Based upon an assessment of the industry landscape and financial modeling, representatives of Lazard indicated that other hypothetical potential acquirers with the interest and ability to consummate an acquisition of NVE would likely be limited to paying a purchase price for NVE largely in stock and/or would likely find it challenging to be able to pay a price higher than MidAmerican.

The following disclosure supplements the discussion contained in the last paragraph on page 38 of the Proxy Statement (which paragraph continues on page 39) in the section entitled “The Merger—Opinion of Our Financial Advisor— Summary of Lazard Financial Analyses”:

The following table shows the foregoing multiples for the NVE comparable companies:

Company Name	Share Price to 2013E EPS obtained from I/B/E/S	Share Price to 2014E EPS obtained from I/B/E/S	Enterprise Value to 2013E EBITDA	Enterprise Value to 2014E EBITDA
El Paso Electric Company	14.9x	14.4x	9.1x	8.7x
IDACORP, Inc	14.6x	14.2x	9.9x	9.8x
Northeast Utilities	16.7x	15.6x	9.6x	9.3x
Pinnacle West Capital Corporation	16.0x	15.4x	7.7x	7.3x
Portland General Electric Company	16.2x	15.1x	7.3x	6.9x
Southwest Gas Corporation	16.5x	15.9x	6.9x	6.7x
UNS Energy Corporation	17.8x	14.3x	8.1x	7.4x
Wisconsin Energy Corporation	17.2x	16.4x	10.3x	10.0x
Xcel Energy Inc.	15.4x	14.7x	8.7x	8.2x

The following disclosure supplements and restates the last paragraph on page 39 of the Proxy Statement (which continues on page 40 of the Proxy Statement) in the section entitled “The Merger—Opinion of Our Financial Advisor— Summary of Lazard Financial Analyses”:

Lazard used in its discounted cash flow calculations EBITDA and Net Income values for the terminal year of 2023 provided separately to Lazard by NVE management. The EBITDA value so provided for the terminal year was $1,401 million and the Net Income value so provided for the terminal year was $396 million. For its discounted cash flow calculations, Lazard applied discount rates ranging from 5.25% to 5.75%. Such discount rates were based on Lazard’s judgment of the estimated range of weighted average cost of capital, based on prevailing interest rates and analyses of NVE comparable companies. The terminal value of NVE was calculated using various exit EV/EBITDA multiples ranging from 7.50x to 8.25x and using various exit P/E multiples ranging from 14.75x to 16.50x. The exit EV/EBITDA multiples were selected by Lazard by reference to EV/EBITDA multiples calculated for NVE as well as the EV/EBITDA multiples of the NVE comparable companies. The exit P/E multiples were selected by Lazard by reference to P/E multiples calculated for NVE as well as the P/E multiples of the NVE comparable companies. Lazard used a projected tax rate of 35% for purposes of this analysis.

The following disclosure is added as a new paragraph after the second paragraph on page 42 of the Proxy Statement in the section entitled “The Merger—Opinion of Our Financial Advisor— Other Analyses”:

Valuation Sensitivities—Public Market Discounted Cash Flow Analysis—NVision Not Implemented. If the implementation of NVision and other alternative generation investments had not been assumed in the NVE management case, the base valuation in the public market discounted cash flow analysis of NVE would have been $1.00 to $1.25 per share lower than the base valuation in the analysis presented above in the section entitled “—Public Market Discounted Cash Flow Analysis.”

The following disclosure supplements the discussion contained in the third paragraph on page 42 of the Proxy Statement in the section entitled “The Merger—Opinion of Our Financial Advisor— Miscellaneous”:

MidAmerican has not made any payments to, or received any financial advisory services from, Lazard during the past two years.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Proxy Statement. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and other relevant documents regarding the proposed transaction when filed with the SEC.

Additional Information

In connection with the proposed Merger, the Company has filed the Proxy Statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. The Proxy Statement was mailed to the Company’s stockholders on or about August 23, 2013. Investors are also able to obtain the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the Proxy Statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to the Corporate Secretary, NV Energy, Inc., 6226 West Sahara Avenue, Las Vegas, NV 89146.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and exhibits furnished herewith may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of the “Company. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including the risk that the transaction will not be consummated due to a failure to satisfy the closing conditions to the transaction, including the approval of the transaction by the Company’s stockholders and the receipt of certain regulatory approvals; the risk that an event, effect or change occurs that gives rise to a termination of the definitive agreement entered into with MidAmerican; the risk that the Company or MidAmerican will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk of an adverse judgment or other negative outcome from any of the legal proceedings that were, or may be, filed against the Company and others regarding the proposed transaction; and the risk that the proposed transaction disrupts current plans and operations and creates potential difficulties in employee retention. There are other factors outside the control of the Company that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including the risks related to future economic conditions, changes in the rate of industrial, commercial and residential growth in their service territories; the risks related to the Company’s ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, the effect of future or existing Nevada or federal laws or regulations affecting the electric industry, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project; the risks related to the Company’s ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, vandalism or mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system; the risks related to the Company’s ability to purchase sufficient fuel, natural gas and power to meet its power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy; financial market conditions; the direct or indirect effects on the Company’s business resulting from terrorist incidents and the threat of terrorist incidents; cyber security risks, including the risk that actual or anticipated cyber attacks may cause the Company to incur increased costs; and unfavorable rulings, penalties or findings in the Company’s rate or other state and federal regulatory proceedings, investigations or cases. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Unless the context suggests otherwise, references herein to “NVE” or the “Company” include the consolidated subsidiaries of the Company, including Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy.

Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in its Annual Report on Form 10-K for the year ended December 31, 2012, and quarterly reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: September 9, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: September 9, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: September 9, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer